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                                                                   EXHIBIT 10.77


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                                       and
                      CONSENT TO ASSIGNMENT AND ASSUMPTION

         This Assignment and Assumption Agreement and Consent to Assignment and Assumption, is made among and between Lakes Gaming, Inc., a Minnesota corporation, and Lakes Shingle Springs, Inc., a Minnesota corporation, and Kean Argovitz Resorts-Shingle Springs, L.L.C.
("KARSS"), a Nevada limited liability company.

         WHEREAS, Lakes Gaming, Inc. and KARSS have entered into a Letter Agreement of even date, a copy of which is attached hereto as Exhibit A, (the "Letter Agreement"), which sets forth the terms under which they formed LAKES KAR-Shingle Springs, L.L.C., a Delaware limited liability company ("the Company"), for the purpose of developing and operating a gaming facility and related facilities (the "Project") for the Shingle Springs Band of Miwok Indians (the "Tribe");

         WHEREAS, KARSS is a party with the Tribe to a certain Development Agreement dated June 11, 1999, a copy of which is attached hereto as Exhibit B (the "Development Agreement");

         WHEREAS, KARSS is a party with the Tribe to a certain Management Agreement dated June 11, 1999, a copy of which is attached hereto as Exhibit C (the "Management Agreement");

         WHEREAS, KARSS has assigned to the Company all its rights and interest in, to and under the Development Agreement, the Management Agreement and the Project;

         WHEREAS, the Company has agreed to assume all of KARSS'S obligations under each of the Agreements.

         WHEREAS, Lakes Gaming, Inc. desires to assign to Lakes Shingle Springs, Inc. all its rights and interest in, to and under the Letter Agreement;

         WHEREAS, Lakes Shingle Springs, Inc. has agreed to assume all of Lakes Gaming, Inc.'s obligations under the Letter Agreement;

         WHEREAS, KARSS has no objection to Lakes Gaming, Inc. assigning its rights under the Letter Agreement to Lakes Shingle Springs, Inc. so long as Lakes Gaming, Inc. guarantees the performance of all duties and obligations of Lakes Shingle Springs, Inc and enters into that certain Guaranty Agreement attached hereto as Exhibit D ., and to Lakes Shingle Springs, Inc. assuming Lakes Gaming, Inc.'s obligations under the Letter Agreement;

         NOW THEREFORE, for $10.00 and other good and valuable consideration, the receipt


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and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

         1. Lakes Gaming, Inc. hereby conveys, assigns and transfers to Lakes Shingle Springs, Inc. all of Lakes Gaming, Inc.'s rights and interest in, to and under the Letter Agreement.

         2. Lakes Shingle Springs, Inc. hereby agrees to assume all of Lakes Gaming, Inc.'s obligations under the Letter Agreement.

         3. Lakes Gaming, Inc. and Lakes Shingle Springs, Inc. agree to execute such other documents or take such other action as may be necessary to implement the foregoing.

         4. KARSS agrees to and consents to Lakes Gaming, Inc. assigning its rights under the Letter Agreement to Lakes Shingle Springs, Inc., and to Lakes Shingle Springs, Inc. assuming Lakes Gaming, Inc.'s obligations under the Letter Agreement;

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 29th day of July, 1999.


                                       LAKES GAMING, INC.


                                       By: /s/ Timothy Cope
                                          -----------------------------
                                       Name:   Timothy Cope
                                            ---------------------------
                                       Title: Executive Vice President
                                             --------------------------


                                       LAKES SHINGLE SPRINGS, INC.


                                       By: /s/ Timothy Cope
                                          -----------------------------
                                       Name:   Timothy Cope
                                            ---------------------------
                                       Title: Executive Vice President
                                             --------------------------


                                       KEAN ARGOVITZ RESORTS-
                                       SHINGLE SPRINGS, L.L.C.


                                       By: /s/ Kevin M. Kean, President
                                          ---------------------------
                                           Kevin M. Kean, President